SUBSCRIPTION AGREEMENT
IN
SOGUA (BVI) LIMITED

1. **SUBSCRIPTION**. This Agreement has been executed by Liu, Li Min __________, a/an Individual, residing and/or having a principal place of business in Shenzhen, Guangdong, China ("Purchaser" or "Shareholder") in connection with the private placement of shares of common stock (the "Shares") of Sogua (BVI) Limited, a corporation organized under the laws of the British Virgin Islands (hereinafter referred to as the "Company"). Purchaser hereby subscribes to purchase 5000 Shares at $0.20 per Share for total consideration of $ 1000, as part of a private placement by the Company of up to a total of 200,000 Shares for $40,000.

2. **REPRESENTATIONS BY THE UNDERSIGNED.** The undersigned represents, warrants and certifies as follows (please select only one from (i) through (iii) below *[selecting more than one from (i) though (iii) below will invalidate this subscription]):*

(i) ____ I am an Accredited Investor because I meet one of the following items:

- is a natural person who has an individual net worth, or joint net worth with that person's spouse of more than $1,000,000; or
- is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or
- is a bank as defined in Section 3(a)(2) of the 1933 Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; or
- any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or
- is an insurance company as defined in Section 2(13) of the 1933 Act; or
- is an investment company registered under the Investment Company Act of 1940; or
- a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

- is a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

- is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a "plan fiduciary" (as defined in Section 3(21) of such act) which is either a bank, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directive plan, its investment decisions are made solely by persons that are accredited investors; or

- is a "private business development company" as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or

- is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

- any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as defined in the rules and regulations of the 1933 Act; or

- is an entity in which all of the equity owners fall within one of the categories set forth above; or

- is otherwise an Accredited Investor as defined in Section 501 of Regulation D as adopted by the Securities and Exchange Commission.

(ii) _____ I am not an Accredited Investor.

(iii) ✓ I reside outside of the United States and am <u>not</u> a "U.S. person" as such term is defined under Regulation S as promulgated by the Securities and Exchange Commission ("SEC") under authority of the Securities Act of 1933, as amended (the "1933 Act").

(1) A "U.S. person" is defined by Regulation S as:

- Any natural person resident in the United States;

- Any partnership or corporation organized or incorporated under the laws of the United States;

- Any estate of which any executor or administrator is a U.S. person;
- Any trust of which any trustee is a U.S. person;
- Any agency or branch of a foreign entity located in the United States;
- Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
- Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
- Any partnership or corporation if organized or incorporated under the laws of any foreign jurisdiction; and formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

(2) At the time the buy order for the Shares was originated, Purchaser was outside the United States;

(3) Purchaser is purchasing the Shares for his, her or its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States; and

(4) All offering documents received by the Purchaser include statements to the affect that the securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons unless the securities are registered under the 1933 Act or an exemption from the registration requirement is available.

[Remainder of page left intentionally blank.]

The undersigned further represents and warrants as follows:

a. The undersigned is purchasing the Shares without being furnished any offering literature or prospectus;

b. The undersigned recognizes that the Shares have not been registered under the Securities Act of 1933, as amended ("Act"), nor under the securities laws of any state or other jurisdiction and, therefore, cannot be resold unless resale of is registered under the Act or unless an exemption from registration is available; no public agency has passed upon the fairness of the terms of the offering; the undersigned may not sell the Shares without registering them under the Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;

c. The undersigned is acquiring the Shares for his, her or its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he, she or it does not presently have any reason to anticipate any change in his, her or its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his, hers or its sale or distribution of the Shares. No one other than the undersigned has any beneficial interest in said securities;

d. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision, and does not require a Purchaser Representative in evaluating the merits and risks of an investment in the Shares;

e. The undersigned recognizes that the investment herein is a speculative venture and that the total amount of funds tendered to purchase Shares is placed at the risk of the business and may be completely lost. The purchase of Shares as an investment involves special risks;

f. The undersigned realizes that the Common Stock cannot readily be sold as they will be restricted securities and therefore the Shares must not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the undersigned can provide for current needs and possible personal contingencies;

g. The undersigned confirms and represents that he, she or it is able (i) to bear the economic risk of his, her or its investment, (ii) to hold the Shares for an indefinite period of time, and (iii) to afford a complete loss of his, her or its investment. The undersigned also represents that he, she or it has (i) adequate means of providing for his, her or its current needs and possible personal contingencies, and (ii) has no need for liquidity in this particular investment;

h. The undersigned understands that the ability to transfer the Shares will be restricted which includes restrictions against transfers unless the transfer is effected in compliance with the 1933 Act and applicable state securities laws (including investment suitability standards); that the Company will consent to a transfer of the Shares only if the transferee represents that such transferee meets the suitability standards required of an initial subscriber and that the Company has the right, in its sole discretion, to refuse to consent to the transfer of the Shares;

i. All information which the undersigned has provided to the Company concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, the undersigned will immediately provide the Company with such information;

j. The undersigned has carefully considered and has, to the extent he, she or it believes such discussion necessary, discussed with his, her or its professional, legal, tax and financial advisors, the suitability of an investment in the Shares for his, her or its particular tax and financial situation and that the undersigned and his, her or its advisers, if such advisors were deemed necessary, have determined that the Shares are a suitable investment for him, her or it;

k. The undersigned has not become aware of this offering and has not been offered Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the undersigned's knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

l. The undersigned is a bona fide resident or operates its principal place of business as set forth in this Subscription Agreement; and

m. The undersigned will comply with the applicable provisions of Regulation M as promulgated by the Securities and Exchange Commission, in connection with the sale of the Company's common stock, and/or in connection with any registration statement the Company may file with the Securities and Exchange Commission in the future.

3. **Indemnification**. It is acknowledged that the meaning and legal consequences of the representations and warranties contained in this Agreement are understood and the undersigned hereby agrees to indemnify and hold harmless the Company and each purchaser of Shares from and against any and all loss, damage, and liability due to or arising out of a breach of any of the representations and warranties made in this Agreement. The representations and warranties contained herein are intended to and shall survive delivery of the Agreement.

4. **Restrictions on Transferability of Shares**. The undersigned hereby agrees that the securities being purchased by him, her or it and any agreement or certificate evidencing such securities shall be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

> *"The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts."*

6. **Purchase Payment.** The purchase price shall be paid to the Company in cash, check or via wire transfer.

7. **Effect of Facsimile and Photocopied Signatures**. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.

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8. Number of Shares Purchased. The undersigned hereby subscribes to purchase 5000 Shares for an aggregate purchase price of $ 1000 ($0.20 per Share).

This Agreement is executed this the 24 day of Dec , 2007, at Shenzhen .

SOQUA (BVI) LIMITED

By:

Its:

Printed Name:

"PURCHASER"

By: X [signature]

Printed name: Liu Li Min

Its:

Address:
5th Floor, Building 1, Software park, Keji zhong 2nd Rd., Hi-tech Zone, Nanshan District, Shenzhen, Guangdong, China, 518057

Tax Id Number:

Telephone Number:
(755) - 267 - 44022 Ext 1004

TYPE OF OWNERSHIP (CHECK ONE):

✓ INDIVIDUAL OWNERSHIP (one signature required)

____ JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (both or all parties signatures required)

____ COMMUNITY PROPERTY (one signature required if Shares held in one name; two if held in both names)

____ TENANTS IN COMMON (all parties signatures required)

____ TRUST (please include name of trust, name of trustee, and date trust was formed and copy of the Trust Agreement or other authorization)

____ PARTNERSHIP (please include a copy of the Partnership Agreement authorizing signature)

____ CORPORATION (please include a certified corporate resolution authorizing signature)

Liu, Li Min

Please print here the exact name (registration)
the purchaser desires to appear in the records of the Company.

5th Floor, Building 1, Software park, Keji Zhong 2nd Rd., Hi-Tech Zone, Nanshan, Shenzhen, Guangdong, China P.C.: 518057

Please print here the exact address
the purchaser desires to appear in the records of the Company.

Please provide the purchaser's Social Security or Taxpayer Identification Number

EXECUTION:

Please execute this Agreement by completing the appropriate section below.

1. If the subscriber is a **CORPORATION**, complete the following:

   The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below ("Corporation") to acquire the Shares and, further, that the Corporation has all requisite authority to acquire such Shares.

   The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein has been made by the Corporation and that he or she has authority under the Articles of Incorporation, bylaws, and resolutions of the Board of Directors of such Corporation to execute and deliver this Agreement on behalf of the Corporation.

____
Name of Corporation (please type or print)

By:______________________________

Name:______________________________

Title:______________________________

ACCEPTED BY SOGUA (BVI) LIMITED this the _____ day of _________, 2007.

SOGUA (BVI) LIMITED

By: ______________________________

Its:______________________________

Printed name:______________________________